MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC FIXED INCOME PORTFOLIO
                                                                   ANNUAL REPORT


PERFORMANCE AT A GLANCE
--------------------------------------------------------------------------------

Comparison of the change of a $10,000 investment in Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio and the Lehman Brothers Mortgage Bond Index, for the ten-year period from December 31, 1989 through December 31, 1999

[GRAPH]

                      STRATEGIC FIXED       LB MORTGAGE
                      INCOME PORTFOLIO      BOND INDEX
                      ----------------      ----------
Dec-89                   $10,000              $10,000
Jan-90                    $9,921               $9,930
Feb-90                    $9,970               $9,989
Mar-90                    $9,990              $10,014
Apr-90                    $9,990               $9,923
May-90                   $10,108              $10,231
Jun-90                   $10,167              $10,393
Jul-90                   $10,315              $10,574
Aug-90                   $10,148              $10,461
Sep-90                   $10,217              $10,547
Oct-90                   $10,335              $10,666
Nov-90                   $10,591              $10,890
Dec-90                   $10,763              $11,073
Jan-91                   $10,876              $11,242
Feb-91                   $10,968              $11,336
Mar-91                   $10,989              $11,413
Apr-91                   $11,081              $11,518
May-91                   $11,143              $11,620
Jun-91                   $11,112              $11,630
Jul-91                   $11,266              $11,827
Aug-91                   $11,523              $12,042
Sep-91                   $11,759              $12,267
Oct-91                   $11,861              $12,471
Nov-91                   $11,943              $12,560
Dec-91                   $12,392              $12,813
Jan-92                   $12,114              $12,664
Feb-92                   $12,168              $12,785
Mar-92                   $12,072              $12,703
Apr-92                   $12,136              $12,827
May-92                   $12,392              $13,058
Jun-92                   $12,584              $13,212
Jul-92                   $12,957              $13,327
Aug-92                   $13,075              $13,500
Sep-92                   $13,246              $13,606
Oct-92                   $12,968              $13,486
Nov-92                   $12,979              $13,528
Dec-92                   $13,231              $13,702
Jan-93                   $13,529              $13,882
Feb-93                   $13,883              $14,022
Mar-93                   $13,940              $14,108
Apr-93                   $13,997              $14,181
May-93                   $13,997              $14,262
Jun-93                   $14,374              $14,372
Jul-93                   $14,500              $14,429
Aug-93                   $14,877              $14,497
Sep-93                   $14,957              $14,510
Oct-93                   $15,037              $14,552
Nov-93                   $14,728              $14,523
Dec-93                   $14,778              $14,641
Jan-94                   $15,001              $14,785
Feb-94                   $14,605              $14,682
Mar-94                   $14,171              $14,300
Apr-94                   $14,010              $14,194
May-94                   $13,973              $14,251
Jun-94                   $13,923              $14,220
Jul-94                   $14,146              $14,504
Aug-94                   $14,208              $14,551
Sep-94                   $14,023              $14,344
Oct-94                   $13,985              $14,335
Nov-94                   $13,923              $14,291
Dec-94                   $13,989              $14,405
Jan-95                   $14,232              $14,714
Feb-95                   $14,544              $15,089
Mar-95                   $14,611              $15,160
Apr-95                   $14,814              $15,375
May-95                   $15,396              $15,859
Jun-95                   $15,518              $15,950
Jul-95                   $15,436              $15,977
Aug-95                   $15,612              $16,143
Sep-95                   $15,761              $16,285
Oct-95                   $15,978              $16,430
Nov-95                   $16,343              $16,617
Dec-95                   $16,578              $16,825
Jan-96                   $16,703              $16,951
Feb-96                   $16,266              $16,810
Mar-96                   $16,125              $16,750
Apr-96                   $16,016              $16,703
May-96                   $16,016              $16,655
Jun-96                   $16,250              $16,884
Jul-96                   $16,266              $16,947
Aug-96                   $16,203              $16,947
Sep-96                   $16,584              $17,230
Oct-96                   $17,072              $17,568
Nov-96                   $17,482              $17,819
Dec-96                   $17,206              $17,726
Jan-97                   $17,223              $17,857
Feb-97                   $17,307              $17,916
Mar-97                   $17,038              $17,748
Apr-97                   $17,290              $18,030
May-97                   $17,493              $18,207
Jun-97                   $17,762              $18,420
Jul-97                   $18,352              $18,766
Aug-97                   $18,150              $18,721
Sep-97                   $18,386              $18,959
Oct-97                   $18,773              $19,169
Nov-97                   $18,841              $19,232
Dec-97                   $19,098              $19,408
Jan-98                   $19,404              $19,600
Feb-98                   $19,278              $19,641
Mar-98                   $19,332              $19,724
Apr-98                   $19,493              $19,836
May-98                   $19,709              $19,967
Jun-98                   $19,924              $20,063
Jul-98                   $19,942              $20,164
Aug-98                   $20,265              $20,348
Sep-98                   $21,037              $20,593
Oct-98                   $20,768              $20,566
Nov-98                   $20,696              $20,669
Dec-98                   $20,745              $20,757
Jan-99                   $20,803              $20,904
Feb-99                   $20,071              $20,822
Mar-99                   $20,283              $20,962
Apr-99                   $20,437              $21,058
May-99                   $20,148              $20,941
Jun-99                   $20,052              $20,867
Jul-99                   $19,821              $20,725
Aug-99                   $19,744              $20,725
Sep-99                   $20,287              $21,060
Oct-99                   $20,249              $21,182
Nov-99                   $20,229              $21,193
Dec-99                   $20,056              $21,142

AVERAGE ANNUAL TOTAL RETURN (%), PERIODS ENDED 12/31/99
--------------------------------------------------------
                                   6 Months    1 Year    5 Years    10 Years     Inception*
Strategic Fixed Income Portfolio     0.02      -3.32       7.47       7.21          7.11
LB Mortgage Bond Index               1.32       1.86       7.98       7.77          8.15

*Inception: since commencement of issuance on July 5, 1989.

The investment return and the principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized.

Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

[Sidenote]
The graph depicts the performance of the Mitchell Hutchins Series
Trust--Strategic Fixed Income Portfolio and the Lehman Brothers Mortgage Bond Index. It is important to note the Strategic Fixed Income Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ANNUAL REPORT


Dear Contract Owner,                                           February 15, 2000

We are pleased to present you with the annual report for the Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio (the "Portfolio") for the fiscal year ended December 31, 1999.

MARKET REVIEW
--------------------------------------------------------------------------------
[ICON] Interest rates rose as much as 1.8% over the year, making 1999 the worst year for the bond market since 1994. During 1999 the Treasury yield curve flattened substantially as rates for two-year Treasury notes increased more than rates for 30-year Treasury bonds. Corporate bonds and mortgages performed well relative to Treasurys as spreads (the difference in yield that securities must pay to compensate for the additional risk) over Treasurys declined. We attribute the narrowing in corporate spreads to a strong economy that reduced concerns about rising default rates and slower than expected new issuance. Mortgage spreads decreased because the risk of prepayment declined as interest rates rose.

   Without falling commodity prices to contain it, inflation trended up during 1999. The Federal Reserve Bank sought to prevent further inflation by raising interest rates 0.75% during the year. With the unemployment rate at 4.1%, the Fed was concerned that the combination of rapid economic growth and a dwindling pool of workers would increase wage pressures and force consumers' prices higher.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
During the period the Portfolio outperformed the Lehman Mortgage Bond Index. The Portfolio's duration, or sensitivity to changes in interest rates, was slightly above that of the benchmark, which detracted from returns as rates climbed. A concentration in intermediate maturities also hurt performance, since intermediate rates increased the most. However, the Portfolio's sector allocation, which includes an emphasis on mortgage-backed securities and a limited allocation to higher quality emerging markets, partially offset the impact of rising rates. Mortgages outpaced Treasurys during the period as the sector's spreads tightened reducing the effect of rising rates. Emerging market bonds enhanced returns as yield premiums narrowed because of improved growth prospects and stronger fiscal conditions in many countries.

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC FIXED INCOME PORTFOLIO
                                                                   ANNUAL REPORT

SECTOR ALLOCATION*
                                        12/31/99        6/30/99       12/31/98
-------------------------------------------------------------------------------------------
Mortgages                                  41.5           54.5          53.6
Corporates                                 34.3           29.2          30.3
Treasurys/Agencies                         19.3            9.4          12.6
Emerging Markets                            2.6            2.5           --
Net Cash & Equivalents                      2.3            4.4           3.5
-------------------------------------------------------------------------------------------
Total                                     100.0          100.0         100.0


PORTFOLIO CHARACTERISTICS*
                                           12/31/99       6/30/99       12/31/98
-------------------------------------------------------------------------------------------
Weighted Average Life                      11.23 yrs      10.97 yrs     10.59 yrs
Weighted Average Duration                   5.54 yrs       5.76 yrs      6.02 yrs
Credit Quality                                AA            AA             AA
Weighted Average Coupon                      7.60%         6.79%          6.80%
Net Assets ($mm)                             $6.25         $7.96          $9.47
-------------------------------------------------------------------------------------------

* Weightings represent percentages of portfolio assets as of December 31, 1999, unless indicated otherwise. The Portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT


OUTLOOK
--------------------------------------------------------------------------------
We think that inflation will trend upward in the face of wage pressures, higher commodity prices and increased import prices, keeping interest rates near the top of our forecasted range. As a result, we expect to target duration slightly below the benchmark. Because the yield curve is relatively flat, the portfolio will continue to emphasize intermediate maturities as we see little extra benefit in extending maturity. We will continue to own securities with embedded option premiums, such as mortgages and other callable bonds, to generate income as interest rates are expected to remain in a relatively narrow range. We expect to underweight corporates, concentrating on shorter-maturity bonds such as financials. In addition, the Portfolio will continue its limited allocation to emerging markets and options writing strategies.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Margo Alexander                /s/ Brian M. Storms

Margo Alexander                    Brian M. Storms
Chairman and                       President and
Chief Executive Officer            Chief Operating Officer
Mitchell Hutchins                  Mitchell Hutchins
Asset Management Inc.              Asset Management Inc.

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC FIXED INCOME PORTFOLIO


PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1999

PRINCIPAL
  AMOUNT                                                                                 MATURITY         INTEREST
  (000)                                                                                   DATES             RATES          VALUE
---------                                                                         ---------------------- -----------    -----------
U.S. GOVERNMENT OBLIGATIONS--9.98%

$    307  U.S. Treasury Inflation Index Bonds ..................................         04/15/29           3.875%      $   287,025
     314  U.S. Treasury Inflation Index Notes ..................................   07/15/02 to 01/15/08     3.625           306,932
      30  U.S. Treasury Notes++ ................................................         02/29/00           5.500            30,009
                                                                                                                        -----------
Total U. S. Government Obligations (cost--$631,651) ............................                                            623,966
                                                                                                                        -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--12.35%
     305  GNMA ARM (3) .........................................................         11/20/21           6.125           307,238
     357  GNMA ARM (3) .........................................................   02/20/25 to 06/20/25     6.375           359,375
     104  GNMA ARM .............................................................         09/20/25           6.750           105,091
                                                                                                                        -----------
Total Government National Mortgage Association Certificates (cost--$782,127) ...                                            771,704
                                                                                                                        -----------

COLLATERALIZED MORTGAGE OBLIGATIONS--47.71%

     182  FHLMC REMIC, Series 1614, Class QZ ...................................         11/15/23           6.500           157,947
     209  FHLMC REMIC, Series 1628, Class KZ ...................................         12/15/23           6.250           179,060
     159  FHLMC REMIC, Series 2106, Class ZD ...................................         12/15/28           6.000           114,642
     198  FNMA REMIC, Series 1991-57, Class Z ..................................         05/25/21           6.500           191,380
     157  FNMA REMIC, Series 1993-96, Class PZ .................................         06/25/23           7.000           144,742
     341  FNMA REMIC, Series 1993-112, Class ZB ................................         07/25/23           7.000           298,196
     352  FNMA REMIC, Series G92-40, Class ZC ..................................         07/25/22           7.000           343,258
     235  FNMA REMIC, Series G93-16, Class K ...................................         04/25/23           5.000           181,904
      21  Greenwich Capital Acceptance Inc., Series 1991-B, Class A1, ARM ......         01/25/22           7.588            20,703
      76  Greenwich Capital Acceptance Inc., Series 1992-LB6, Class A1, ARM ....         10/25/22           6.822            75,472
     427  Merrill Lynch Mortgage Investors Inc., Series 1993-I, Class A3, ARM ..         11/15/23           6.058           429,344
     444  Prudential Home Mortgage Securities Corp. REMIC,
            Series 1993-38, Class A7 ...........................................         09/25/23           6.950           345,845
     527  Residential Funding Mortgage Services, REMIC,
            Series 1997-S7, Class A5 ...........................................         05/25/27           7.500           499,215
                                                                                                                        -----------
Total Collateralized Mortgage Obligations (cost--$3,019,450)                                                              2,981,708
                                                                                                                        -----------

STRIPPED MORTGAGE-BACKED SECURITIES--0.36%
      35  FNMA REMIC, Series 1993-235, Class G*(2) (cost--$21,790) .............         09/25/23           7.999+           22,649
                                                                                                                        -----------

CORPORATE BONDS--36.92%

AIRLINES--9.11%
     500  United Airlines Inc. .................................................         02/19/15          10.850           569,425
                                                                                                                        -----------

BANKS--3.94%
     250  MBNA American Bank ...................................................         12/10/02           6.495(1)        245,976
                                                                                                                        -----------

CABLE--4.12%
     250  Telecommunications Inc. ..............................................         01/15/03           8.250           257,783
                                                                                                                        -----------

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC FIXED INCOME PORTFOLIO

PRINCIPAL
  AMOUNT                                                                                 MATURITY         INTEREST
  (000)                                                                                   DATES             RATES          VALUE
---------                                                                         ---------------------- -----------    -----------
CORPORATE BONDS--(CONCLUDED)

METALS & MINING--8.03%
$    500  Noranda Inc. .........................................................         08/18/00           6.820%(1)   $   501,630
                                                                                                                        -----------

TOBACCO--3.22%
     200  Philip Morris Companies Inc. .........................................         10/15/03           8.250           201,350
                                                                                                                        -----------

YANKEE--8.50%
     100  Nacional Financiera ..................................................         05/08/03           7.940(1)         97,587
     100  National Power Corp. .................................................         05/15/28           9.625            90,127
     100  Petroleos Mexicanos ..................................................         09/15/27           9.500           100,000
     250  Telecomunica De Puerto Rico Inc (2) ..................................         05/15/02           6.150           243,576
                                                                                                                        -----------
                                                                                                                            531,290
                                                                                                                        -----------
Total Corporate Bonds (Cost--$2,403,427) .......................................                                          2,307,454
                                                                                                                        -----------

CONVERTIBLE BONDS--2.71%

COMPUTER HARDWARE--1.09%
     100  Hewlett Packard Co. ..................................................         10/14/17           0.000            68,375
                                                                                                                        -----------
OIL EQUIPMENT & SERVICES--1.62%
     100  Diamond Offshore Drilling Inc. .......................................         02/15/07           3.750           101,000
                                                                                                                        -----------
Total Convertible Bonds (cost--$163,881)                                                                                    169,375
                                                                                                                        -----------

INTERNATIONAL GOVERNMENT OBLIGATIONS--3.03%
      89  Republic of Argentina ................................................         04/01/01           4.940(1)         86,700
     100  United Mexican States ................................................         04/07/04           9.880           102,500
                                                                                                                        -----------
Total International Government Obligations (cost--$185,546) ....................                                            189,200
                                                                                                                        -----------

REPURCHASE AGREEMENT--2.64%

     165  Repurchase Agreement dated 12/31/99 with State Street Bank & Trust
            Company, collateralized by $170,000 U.S. Treasury Notes, 6.500%
            due 05/15/05 (value--$171,913); proceeds: $165,034
            (cost--$165,000) ...................................................         01/03/00           2.500           165,000
                                                                                                                        -----------
Total Investments (cost--$7,372,872)--115.70% .......................................................................     7,231,056
Liabilities in excess of other assets--(15.70)% .....................................................................      (981,040)
                                                                                                                        -----------
Net Assets--100.00% .................................................................................................    $6,250,016
                                                                                                                        -----------
                                                                                                                        -----------

------------------
* Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
+     Estimated yield to maturity at December 31, 1999.
++    Entire amount pledged as collateral for futures transations.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of December 31, 1999.
REMIC Real Estate Mortgage Investment Conduit
(1) Floating Rate Securities--The interest rates shown are the current rates as of December 31, 1999.
(2)   Illiquid securities representing 4.26% of net assets.
(3) Security, or a portion thereof, was pledged as collateral for the reverse repurchase agreement.

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC FIXED INCOME PORTFOLIO


  NUMBER OF                                                               EXPIRATION
  CONTRACTS                                             STRIKE PRICE         DATE            VALUE
------------                                           --------------    -------------     ---------
WRITTEN OPTIONS
      3      Eurodollar Futures .....................      $93.50        December 2000      $ 4,425
                                                                                            -------
                                                                                            -------

FUTURES CONTRACTS
                                                                                               UNREALIZED
  NUMBER OF                                                          IN         EXPIRATION    APPRECIATION
  CONTRACTS             CONTRACTS TO RECEIVE                    EXCHANGE FOR       DATE      (DEPRECIATION)
------------ -----------------------------------------------    ------------  -------------  --------------
      1      U.S. 5 Year Treasury Note .....................      $ 99,250      March 2000       $ (1,234)
      1      U.S. 10 Year Treasury Note ....................        94,453      March 2000         (2,594)
      4      90 Day Eurodollar .............................       937,788    September 2000       (4,588)
      3      90 Day Eurodollar .............................       701,498     December 2000       (3,288)
      1      90 Day Eurodollar .............................       232,725      March 2001             31
                                                                                                 --------
                                                                                                 $(11,673)
                                                                                                 --------
                                                                                                 --------




                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC FIXED INCOME PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1999

ASSETS
Investments, at value (cost--$7,372,872) ....................................................................     $7,231,056
Cash (including cash denominated in foreign currencies at value with a cost of $17,801) .....................         17,416
Interest receivable .........................................................................................         74,788
Other assets ................................................................................................            885
                                                                                                                  ----------
Total assets ................................................................................................      7,324,145
                                                                                                                  ----------
LIABILITIES

Payable for investments purchased ...........................................................................        505,205
Payable for reverse repurchase agreement ....................................................................        517,000
Payable for variation margin ................................................................................          1,581
Outstanding options written, at value (premiums received--$2,934) ...........................................          4,425
Payable to investment adviser and administrator .............................................................          2,691
Accrued expenses and other liabilities ......................................................................         43,227
                                                                                                                  ----------
Total liabilities ...........................................................................................      1,074,129
                                                                                                                  ----------

NET ASSETS

Beneficial interest shares of $0.001 par value outstanding--599,991 (unlimited amount authorized) ...........      6,167,435
Undistributed net investment income .........................................................................        424,339
Accumulated net realized losses from investment transactions ................................................       (186,393)
Net unrealized depreciation of investments ..................................................................       (155,365)
                                                                                                                  ----------
Net assets ..................................................................................................     $6,250,016
                                                                                                                  ----------
                                                                                                                  ----------
Net asset value, offering price and redemption value per share ..............................................         $10.42
                                                                                                                      ------
                                                                                                                      ------




                 See accompanying notes to financial statements
8

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC FIXED INCOME PORTFOLIO


STATEMENT OF OPERATIONS

                                                                                                      FOR THE
                                                                                                    YEAR ENDED
                                                                                                 DECEMBER 31, 1999
                                                                                                 -----------------
INVESTMENT INCOME:

Interest ....................................................................................        $ 577,642
                                                                                                     ---------
EXPENSES:
Legal and audit .............................................................................           43,070
Investment advisory and administration ......................................................           40,308
Reports and notices to shareholders .........................................................           36,655
Interest expense ............................................................................            8,392
Trustees' fees ..............................................................................            7,500
Custody and accounting fees .................................................................            4,837
Transfer agency and service fees ............................................................            1,500
Other expenses ..............................................................................            4,679
                                                                                                     ---------
                                                                                                       146,941
                                                                                                     ---------
Net investment income .......................................................................          430,701
                                                                                                     ---------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
    Investment transactions ................................................................            26,634
    Futures ................................................................................          (254,079)
    Options written ........................................................................            10,760
    Foreign currency transactions ..........................................................              (272)
Net change in unrealized appreciation/depreciation of:
    Investments ............................................................................          (529,705)
    Futures ................................................................................            19,049
    Options written ........................................................................            (2,958)
    Other assets, liabilities and foreign currencies transactions ..........................              (238)
                                                                                                     ---------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES ..............................          (730,809)
                                                                                                     ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................         $(300,108)
                                                                                                     ---------
                                                                                                     ---------




                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC FIXED INCOME PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                            FOR THE YEARS
                                                                                                          ENDED DECEMBER 31,
                                                                                                      -------------------------
                                                                                                         1999           1998
                                                                                                      -----------   -----------
FROM OPERATIONS:

Net investment income ............................................................................    $   430,701   $   616,028
Net realized gains (losses) from:
    Investments, futures and option transactions .................................................       (216,685)      217,920
    Foreign currency transactions ................................................................           (272)       (1,056)
Net change in unrealized appreciation/depreciation of:
    Investments, futures and options .............................................................       (513,614)       26,959
    Other assets and liabilities denominated in foreign currencies ...............................           (238)         (120)
                                                                                                      -----------   -----------
Net increase (decrease) in net assets resulting from operations ..................................       (300,108)      859,731
                                                                                                      -----------   -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income ............................................................................          --         (601,127)
Net realized gains from investments ..............................................................         (1,445)      (80,466)
                                                                                                      -----------   -----------
                                                                                                           (1,445)     (681,593)
                                                                                                      -----------   -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:

Net proceeds from the sale of shares of beneficial interest ......................................        628,666       866,068
Cost of shares of beneficial interest repurchased ................................................     (4,228,943)   (2,114,052)
Proceeds from dividends reinvested ...............................................................        683,039       647,827
                                                                                                      -----------   -----------
Net decrease in net assets from beneficial interest transactions .................................     (2,917,238)     (600,157)
                                                                                                      -----------   -----------
Net decrease in net assets .......................................................................     (3,218,791)     (422,019)

NET ASSETS:

Beginning of year ................................................................................      9,468,807     9,890,826
                                                                                                      -----------   -----------
End of year (including undistributed net investment income of $424,339 at December 31, 1999) .....    $ 6,250,016   $ 9,468,807
                                                                                                      -----------   -----------
                                                                                                      -----------   -----------




                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio (the "Portfolio") is a nondiversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

   The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio, or by the Portfolio's sub-adviser, Pacific Investment Management Company ("PIMCO"). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

   Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the board.

NOTES TO FINANCIAL STATEMENTS


   REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period. (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

   Although the Portfolio's net assets including the market values of the Portfolio's investments are presented at the foreign exchange rates at the close of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations.

   OPTION WRITING--When the Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

   FUTURES CONTRACTS--Upon entering into a financial futures contract, the Portfolio is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

NOTES TO FINANCIAL STATEMENTS


   Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolio primarily uses financial futures contracts for hedging purposes or to manage the average duration of the Portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

   REVERSE REPURCHASE AGREEMENTS--The Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of the board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   For the year ended December 31, 1999, the Portfolio engaged in reverse repurchase agreements. The average balance of reverse repurchase agreements outstanding during the year ended December 31, 1999 was $147,989 at a weighted average interest rate of 5.62%.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the portfolio is authorized to invest.

   The ability of the issuers of debt securities, including mortgage-and-asset-backed securities held by the Portfolio, to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage-and-asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

NOTES TO FINANCIAL STATEMENTS


WRITTEN OPTION ACTIVITY

   Written option activity for the year ended December 31, 1999 for the Strategic Fixed Income Portfolio was as follows:

                                                                                 NUMBER OF     AMOUNT OF
                                                                                  OPTIONS      PREMIUMS
                                                                                -----------   -----------
            Options outstanding at December 31, 1998 ........................       12           $ 5,592
            Options written .................................................       60            30,631
            Options terminated in closing purchase transactions .............      (16)           (4,666)
            Options expired prior to exercise ...............................      (53)          (28,623)
                                                                                   ---           -------
            Options outstanding at December 31, 1999 ........................        3           $ 2,934
                                                                                   ---           -------
                                                                                   ---           -------

INVESTMENT ADVISER AND ADMINISTRATOR

   The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the advisory contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued at an annual rate 0.50% of the Portfolio's average daily net assets.

   Under a separate contract, Mitchell Hutchins pays Pacific Investment Management Company to serve as the sub-adviser of the Portfolio. Mitchell Hutchins (not the Portfolio) pays the sub-adviser a fee, computed daily and paid monthly, at an annual rate of 0.25% of Portfolio's average daily net assets.

SECURITIES LENDING

   The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber is the Portfolio's lending agent. For the year ended December 31, 1999, the Portfolio had no security lending activity.

BANK LINE OF CREDIT

   The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowing. For the year ended December 31, 1999, the Portfolio did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS


INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at December 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

   At December 31, 1999, the components of net unrealized depreciation of investments were as follows:

   Gross appreciation (investments having an excess of value over cost) ........  $  50,223
   Gross depreciation (investments having an excess of cost over value) ........   (192,039)
                                                                                  ---------
   Net unrealized depreciation of investments ..................................  $(141,816)
                                                                                  ---------
                                                                                  ---------

   For the year ended December 31, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $40,396,234 and $42,802,447, respectively.

FEDERAL TAX STATUS

   The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

   At December 31, 1999, the Portfolio had a net capital loss carry forward of $166,056. The loss carry forward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire by December 31, 2007. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that the gains will not be distributed.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 1999, the Portfolio's undistributed net investment income was decreased by $5,036 and accumulated net realized gains/losses from investments were increased by $5,036.

SHARES OF BENEFICIAL INTEREST

   There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for the Portfolio was as follows:

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                 --------------------------------
                                                                      1999               1998
                                                                 -------------      -------------
Shares sold ...................................................       59,765             78,182
Shares redeemed ...............................................     (401,715)          (190,121)
Dividends reinvested ..........................................       63,485             60,544
                                                                    --------           --------
Net decrease ..................................................     (278,465)           (51,395)
                                                                    --------           --------
                                                                    --------           --------

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC FIXED INCOME PORTFOLIO


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------
                                                                      1999         1998         1997        1996        1995
                                                                    --------     --------     --------    --------    --------
Net asset value, beginning of year ..............................   $  10.78     $  10.64     $  10.21    $  10.61    $  10.34
                                                                    --------     --------     --------    --------    --------
Net investment income ...........................................       0.72         0.70         0.69        0.70        0.88
Net realized and unrealized gains (losses) from investments,
  futures, options and foreign currency transactions ............      (1.08)        0.21         0.44       (0.31)       1.03
                                                                    --------     --------     --------    --------    --------
Net increase (decrease) from investment operations ..............      (0.36)        0.91         1.13        0.39        1.91
                                                                    --------     --------     --------    --------    --------
Dividends from net investment income ............................      --           (0.68)       (0.70)      (0.70)      (0.88)
Distributions from net realized gains on investments ............       0.00++      (0.09)        --         (0.09)      (0.76)
                                                                    --------     --------     --------    --------    --------
Total dividends and distributions ...............................       0.00        (0.77)       (0.70)       (0.79)     (1.64)
                                                                    --------     --------     --------    --------    --------
Net asset value, end of year ....................................   $  10.42     $  10.78     $  10.64    $   10.21   $  10.61
                                                                    --------     --------     --------    --------    --------
                                                                    --------     --------     --------    --------    --------
Total investment return(1) ......................................      (3.32)%       8.62%       11.00%        3.79%     18.51%
                                                                    --------     --------     --------    --------    --------
                                                                    --------     --------     --------    --------    --------
Ratios/Supplemental Data:
Net assets, end of year (000's) .................................   $  6,250     $  9,469     $  9,891    $  10,689   $ 13,741
Expenses to average net assets ..................................       1.82%+       1.10%+       1.00%        1.52%      0.99%
Net investment income to average net assets .....................       5.34%        5.88%        6.04%        5.88%      6.35%
Portfolio turnover ..............................................        503%         245%         175%         317%       234%

-----------------------

+ Includes 0.10% and 0.14% of interest expense related to the reverse repurchase agreements during the years ended December 31, 1999 and December 31, 1998, respectively.
++  The Fund paid a distribution of less than $0.005 for the year ended
    December 31, 1999.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC FIXED INCOME PORTFOLIO


REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio


   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust (the "Fund")) as of December 31, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                           /s/ Ernst & Young LLP


New York, New York
February 16, 2000

                                 ANNUAL REPORT







                                          --------------------------------------

                                          MITCHELL

                                          HUTCHINS SERIES

                                          TRUST



                                          STRATEGIC FIXED

                                          INCOME PORTFOLIO




                                          DECEMBER 31, 1999




                        -C-2000 PaineWebber Incorporated
                              All rights reserved.
                                   Member SIPC